UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 7, 2023

WEX Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hancock Street, Portland, Maine	04101
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code	(207) 773-8171

(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2023, the Board of Directors (the “Board”) of WEX Inc. (the “Company”) voted to increase the size of the Board from 11 to 12 members and elected Aimee Cardwell as a Class I Director to fill the resulting vacancy, effective immediately, with a term expiring at the 2024 Annual Meeting of Stockholders.

The Board appointed Ms. Cardwell to the Audit Committee and Technology and Cybersecurity Committee of the Board, effective upon becoming a director, and determined that Ms. Cardwell is an independent director under applicable NYSE requirements, including for purposes of serving on the Audit Committee, and the Company’s Corporate Governance Guidelines.

There is no arrangement or understanding between Ms. Cardwell and any other person pursuant to which she was selected to become a member of the Board. Additionally, there are no related person transactions involving Ms. Cardwell and the Company or any subsidiary of the Company that would require disclosure under Item 404(a) of Regulation S-K.

Ms. Cardwell will receive compensation for her service as a non-employee director consistent with the compensation provided to other non-employee directors of the Company, as described in the Company’s Non-Employee Director Compensation Plan, which was filed as Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on October 27, 2023, and is incorporated herein by reference. Ms. Cardwell will enter into the Company’s standard form of director indemnification agreement, as described in the Company’s Current Report on Form 8-K filed with the SEC on June 8, 2009, and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(c)  See attached Exhibit Index.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 11, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEX INC.

Date: December 11, 2023	By:	/s/ Jagtar Narula
Jagtar Narula
Chief Financial Officer